Elme Communities Appoints Ron Sturzenegger
to Board of Trustees

BETHESDA, Md. – MARCH 19, 2025 – Elme Communities (the “Company”) (NYSE: ELME), a multifamily REIT with communities in the Washington, DC and the Atlanta metro areas, today announced the appointment of Ron D. Sturzenegger to its Board of Trustees (the “Board”), effective immediately. With Mr. Sturzenegger’s appointment as an independent trustee, the Board is now comprised of eight trustees, seven of whom are independent.

Mr. Sturzenegger brings more than three decades of finance and real estate experience to the Elme Board. He previously held positions at Bank of America Corporation and BofA Securities including Managing Director and Global Head of Real Estate, Gaming and Lodging Investment Banking. He currently serves on the Board of Directors of KBS REIT III, as well as the Board of Trustees of StepStone Private Markets Fund, StepStone Private Venture and Growth Fund, StepStone Private Infrastructure Fund and StepStone Private Credit Income Fund.

“Today’s announcement underscores the Board’s commitment to regularly refreshing its composition and maximizing value for shareholders,” said Paul T. McDermott, Chairman and Chief Executive Officer. “Ron has a clear understanding of the fundamentals of our business and extensive experience advising REITs through M&A processes. We are delighted to welcome Ron to the Board and look forward to benefiting from his expertise as we advance our ongoing process.”

In connection with his appointment as a trustee, the Board has also appointed Mr. Sturzenegger to serve on the transaction committee of the Board which was formed to oversee the previously announced formal evaluation of strategic alternatives.

“I am excited to join the Elme Board during this important time for the Company,” said Mr. Sturzenegger. “I intend to work closely with the Board and management team to help build on the momentum Paul and team have underway, and unlock the considerable value inherent in Elme and its assets.”

In connection with this announcement, the Company has entered into a cooperation agreement (the “Agreement”) with Argosy-Lionbridge Management, LLC (together with the other parties named therein, “ALM”), an Elme shareholder.

“We appreciate the constructive engagement we have had with the Elme Board and management team,” said Greg Morillo, CIO & Managing Partner of ALM, “We believe Elme has tremendous upside potential, and we are confident that Ron brings fresh perspectives to the Board that will be additive as the Company continues its ongoing strategic alternatives process. We are also pleased that the Company is enhancing its support of good corporate governance practices by opting out of MUTA.”

Pursuant to the Agreement, ALM has agreed to customary standstill, voting, and other provisions. In addition, Elme has agreed to waive the option to classify its Board under provisions of the Maryland Unsolicited Takeover Act (“MUTA”). The full text of the Agreement will be filed on Form 8-K with the U.S. Securities and Exchange Commission.

Advisors
In connection with the cooperation agreement and related matters, Goldman Sachs & Co. LLC is serving as strategic advisor to Elme, and Hogan Lovells US LLP is serving as legal counsel.

About Ron D. Sturzenegger
Ron D. Sturzenegger has over 30 years of experience in the real estate industry through his career at major financial institutions. Mr. Sturzenegger currently serves on the Board of Directors of KBS REIT III, a public, non-traded REIT focused in the office sector, and the Board of Trustees of StepStone Private Markets Fund, StepStone Private Venture and Growth Fund, StepStone Private Infrastructure Fund and StepStone Private Credit Income Fund.

He served in a variety of roles for Bank of America Corporation and BofA Securities, Inc. from 1998 until his retirement in 2018. Most recently, Mr. Sturzenegger was Enterprise Business & Community Engagement Executive at Bank of America, responsible for leading Bank of America’s strategy to integrate the delivery of its products and services to customers and clients in 90 key U.S. markets and driving global integration opportunities across the enterprise. Prior, he was on the Management Committee of Bank of America and was a Legacy Asset Servicing (LAS) Executive at Bank of America, whose responsibilities included resolving legacy mortgage issues following Bank of America’s acquisition of Countrywide Financial and Merrill Lynch, the management of the servicing of current, delinquent and at-risk loans, and the development and implementation of operational capabilities and processes to address regulators’ concerns regarding robo-signing. Earlier in his career he served as Managing Director and Global Head of Real Estate, Gaming and Lodging Investment Banking at Bank of America Merrill Lynch and its predecessor Bank of America Securities.

Prior to Bank of America, Mr. Sturzenegger served in various roles at Morgan Stanley in Real Estate Investment Banking. He began his career as a Financial Analyst with Bain & Company.

Mr. Sturzenegger serves on the Executive Committee for the policy advisory board for the Fisher Center for Real Estate & Urban Economics. He is a member of the advisory board of the Stanford Professionals in Real Estate.

Mr. Sturzenegger holds a Bachelor of Science Degree in Industrial Engineering from Stanford University and an MBA from Harvard Business School.

About Elme Communities
Elme Communities is committed to elevating what home can be for middle-income renters by providing a higher level of quality, service, and experience. The Company is a multifamily real estate investment trust that owns and operates approximately 9,400 apartment homes in the Washington, DC metro and the Atlanta metro regions, and owns approximately 300,000 square feet of commercial space. Focused on providing quality, affordable homes to a deep, solid, and underserved base of mid-market demand, Elme Communities is building long-term value for shareholders.

Note: Elme Communities' press releases and supplemental financial information are available on the Company website at www.elmecommunities.com or by contacting Investor Relations at (202) 774-3200.
Certain statements in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Elme Communities to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Additional factors which may cause the actual results, performance, or achievements of Elme Communities to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements include, but are not limited to: the risks associated with the outcome, objectives and timing of the strategic alternatives review, including the incurrence of costs and expenses and diversion of management’s time in connection with such review; the risks associated with ownership of real estate in general and our real estate assets in particular; the economic health of the areas in which our properties are located, particularly with respect to the greater Washington, DC metro and Sunbelt regions; risks associated with our ability to execute on our strategies, including new strategies with respect to our operations and our portfolio, including the acquisition of apartment homes in the Sunbelt markets and our ability to realize any anticipated operational benefits from our internalization of community management functions; the risk of failure to enter into and/or complete acquisitions and dispositions; changes in the composition of our portfolio; reductions in or actual or threatened changes to the timing of federal government spending; the economic health of our residents; the impact from macroeconomic factors (including inflation, increases in interest rates, potential economic slowdowns or recessions and geopolitical conflicts); risks related to our ability to control our expenses if revenues decrease; compliance with applicable laws and corporate social responsibility goals, including those concerning the environment and access by persons with disabilities; risks related to legal proceedings; risks related to not having adequate insurance to cover potential losses; changes in the market value of securities; terrorist attacks or actions and/or cyber-attacks; whether we will succeed in the day-to-day property management and leasing activities that we have previously outsourced; the availability and terms of financing and capital and the general volatility of securities markets; the risks related to our organizational structure and limitations of share ownership; failure to qualify and maintain our qualification as a REIT and the risks of changes in laws affecting REITs; and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2024 Form 10-K filed on February 14, 2025. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We undertake no obligation to update our forward-looking statements or risk factors to reflect new information, future events, or otherwise.

Contact:
Amy Hopkins
Vice President, Investor Relations
E-Mail: ahopkins@elmecommunities.com